                                                                   EXHIBIT 10.20


                       FIRST AMENDMENT TO THIRD AMENDED
                           AND RESTATED AGREEMENT OF
                       LIMITED PARTNERSHIP OF IWN, L.P.

                        a Delaware limited partnership


                               -----------------


     This First Amendment (this "Amendment") is made and entered into on March 11, 1996, by and among IWN, Inc., a Delaware corporation ("IWN"), Symphony Management Associates, Inc., a Delaware corporation ("Symphony"), and Symphony IWN Investment LLC, a Delaware limited liability company ("LLC"), in order to amend the Third Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement"), effective as of December 31, 1995, of IWN, L.P., a Delaware limited partnership (the "Partnership").

     1.   Defined Terms.  Unless otherwise defined herein, all capitalized terms
          -------------
used but not defined herein shall have the meanings ascribed to such terms in the Partnership Agreement.

     2.   Substitution of Class A Limited Partner.  Concurrently with the
          ---------------------------------------
execution of this Amendment, Symphony has assigned to LLC all of Symphony's right, title and interest in and to the Partnership. In connection with and as part of such assignment, Symphony hereby withdraws as a Class A Limited Partner in the Partnership and LLC is hereby substituted as a Class A Limited Partner in its place with respect to the interest so transferred.

     3.   Addition of Class B Limited Partners.  Colleen Anderson and Edward R.
          ------------------------------------
Foy are hereby admitted as Class B Limited Partners in the Partnership with respect to the respective Interests awarded to each of them pursuant to the respective Founders Award Agreements, of even date herewith, between each of them and the Partnership.

     4.   Amendment of Schedule 1.  To reflect the withdrawal of Symphony and
          -----------------------
substitution of LLC and the admission of Ms. Anderson and Mr. Foy as Class B Limited Partners as aforesaid, Schedule 1 of the Partnership Agreement is hereby amended to read in its entirety as set forth in Exhibit 1 attached hereto.

     5.   Counterparts.  This Amendment may be executed, by original or
          ------------
facsimile signature, in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Photographic copies of such signed counterparts may be used in lieu of the originals for any purpose.

                                      1.

     6.   No Other Effect.  Except as set forth in this Amendment, the
          ---------------
Partnership Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                                        IWN, INC.



                                        By:    /s/  Daniel C. Downs
                                             ------------------------------
                                             Name: Daniel C. Downs
                                             Its:  Chairman


                                        SYMPHONY MANAGEMENT ASSOCIATES,
                                        INC.



                                        By:    /s/ Richard J. Donnelly
                                             ------------------------------
                                             Name: Richard J. Donnelly
                                             Its:  Treasurer and Secretary



                                        SYMPHONY IWN INVESTMENT LLC



                                        By:    /s/ Valerie S. Hart
                                             ------------------------------
                                             Name: Valerie S. Hart
                                             Its:  Vice President and
                                                   Secretary

                                      2.

                                                                      Schedule 1
                                   EXHIBIT 1
                                   ---------

                                   IWN, L.P.,
                         a Delaware Limited Partnership

                              Schedule of Partners
                             as of March    , 1996
                             ---------------------

Name and Address                                                 Percentage
Of Limited Partner                                                Interest
- ------------------                                                --------
GENERAL PARTNERS:

     IWN, Inc
     5966 La Place Court
     Carlsbad, CA  92008
     FAX:  619-930-1174 .....................................        47.125%

     with a copy to:

     NTN Communications, Inc.
     5966 La Place Court
     Carlsbad, CA  92008
     FAX:  619-929-5289
     Attention:  Laura Kass, Esq.

CLASS A LIMITED PARTNER:

     Symphony IWN Investment LLC
       c/o Symphony Management Associates, Inc.
     900 Bestgate Road, Suite 400
     Annapolis, MD  21401
     FAX: 410-573-5205 ......................................        47.125%
     Attention:  Chief Financial Officer

     with a copy to:

     Stradley, Ronon, Stevens & Young, LLP
     2600 One Commerce Square
     Philadelphia, PA  19103
     FAX:  215-564-8120
     Attention:  William R. Sasso, Esq.

CA CLASS B LIMITED PARTNERS:

     Colleen Anderson
     2159 Via Tiempo
     Cardiff, CA  92007 .....................................          3.00%

     Edward R. Foy
     2946 Avenida Valera ....................................
     Carlsbad, CA  92009 ....................................          2.75%
                                                                       -----

                                                                   ___________

          TOTAL .............................................        100.00%
                                                                     =======